SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of Earliest Event Reported): September 18, 2002

CSK AUTO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of
Incorporation or organization)

645 E. Missouri Ave. Suite 400, Phoenix, Arizona
 (Address of principal executive offices)

Registrant’s Telephone Number, Including Area Code:	001-13927 (Commission File Number)	86-0765798 (I.R.S. Employer Identification No.) 85012 (Zip Code) (602) 265-9200

Item 7. Financial Statements and Exhibits
Item 9. Regulation FD Disclosure
SIGNATURE
Exhibit Index
EX-99.1
EX-99.2

Item 7. Financial Statements and Exhibits

The Exhibit Index on page 4 is incorporated herein by reference

Item 9. Regulation FD Disclosure

On September 18, 2002, in accordance with Order No. 4-460 and pursuant to Section 21 (a) (1) of the Securities Exchange Act of 1934, sworn statements were filed with the Securities and Exchange Commission by the Chief Executive Officer and the Chief Financial Officer of CSK Auto Corporation. Copies of each written statement are furnished as Exhibits 99.1 and 99.2 to this report.

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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CSK Auto Corporation

By:	/s/ DON W. WATSON

Don W. Watson Senior Vice President Chief Financial Officer and Treasurer

DATED: September 18, 2002

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Exhibit Index

Exhibit (99.1): Statement Under Oath of Chief Executive Officer dated September 18, 2002

Exhibit (99.2): Statement Under Oath of Chief Financial Officer dated September 18, 2002

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